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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): October 31, 2006


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                    333-130684               13-3291626
----------------------------- -------------------------- ---------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)

     1585 Broadway, 2nd Floor, New York, New York                 10036
--------------------------------------------------------- --------------------
       (Address of Principal Executive Offices)                 (Zip Code)


                                (212) 761-4700
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events.
---------     -------------

Item 8.01.    Other Events.
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     On October 31, 2006, Morgan Stanley Capital I, Inc., (the "Company")
caused the issuance, pursuant to a pooling and servicing agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and a custodian of Morgan Stanley Mortgage Loan Trust 2006-15XS (the "MSM 2006-15XS Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-15XS (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Certain classes of the Certificates, designated as Class A-1, Class A-2-A, Class A-2-B, Class A-3, Class A-4-A, Class A-4-B, Class A-5-A, Class A-5-B, Class A-6-A, Class A-6-B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of October 25, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.2. In connection with the Pooling and Servicing Agreement and the Underwriting Agreement, a tax opinion, dated October 31, 2006 (the "Tax Opinion"), was issued by Sidley Austin LLP. The Tax Opinion is annexed hereto as Exhibit 99.3. The remaining classes of the Certificates, designated as Class OC and Class P Certificates (collectively the "Privately Offered Certificates") were sold to the Underwriter pursuant to a certificate purchase agreement dated as of October 31, 2006 (the "Certificate Purchase Agreement").

     Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of October 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.4.

     Certain of the mortgage loans were acquired from American Home Mortgage Corp. ("American Home") pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "American Home Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Registrant, MSMCI, American Home and the Trustee (the "American Home Assignment Agreement"). The American Home Assignment Agreement is annexed hereto as Exhibit 99.5a and the American Home Purchase Agreement is annexed hereto as Exhibit 99.5b.

     Certain of the mortgage loans were acquired from First National Bank of Nevada ("FNBN") pursuant to a mortgage loan sale and servicing agreement dated as of April 1, 2006 (the "FNBN April Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Registrant, MSMCI, FNBN and the Trustee (the "FNBN Assignment Agreement"). The FNBN Assignment Agreement is annexed hereto as Exhibit 99.6a and the FNBN April Purchase Agreement is annexed hereto as Exhibit 99.6b.

     Certain of the mortgage loans were acquired from Fifth Third Mortgage Company ("Fifth Third") pursuant to a mortgage loan sale and servicing agreement dated as of July 1, 2006 (the "Fifth Third Sale and Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Registrant, MSMCI, Fifth Third, Wells Fargo and the Trustee (the "Fifth Third Assignment Agreement"). The Fifth Third Assignment Agreement is annexed hereto as Exhibit 99.7a and the FNBN April Purchase Agreement is annexed hereto as Exhibit 99.7b.

     Certain of the mortgage loans were acquired from GreenPoint Mortgage Funding, Inc. ("GreenPoint") pursuant to a mortgage loan sale and servicing agreement dated as of June 1, 2006 (the "GreenPoint Sale and Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Registrant, MSMCI, GreenPoint, the Master Servicer and the Trustee (the "GreenPoint Servicing-Retained Assignment Agreement"). The GreenPoint Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.8a and the GreenPoint Sale and Servicing Agreement is annexed hereto as Exhibit 99.8b.

     Certain of the mortgage loans were acquired from The Hemisphere National Bank ("Hemisphere") pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "Hemisphere Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Registrant, MSMCI, Hemisphere and the Trustee (the "Hemisphere Assignment Agreement"). The Hemisphere Assignment Agreement is annexed hereto as Exhibit 99.9a and the Hemisphere Purchase Agreement is annexed hereto as
Exhibit 99.9b.

     Certain of the mortgage loans were acquired from MortgageIT, Inc. ("MortgageIT") pursuant to a mortgage loan purchase agreement dated as of March 1, 2006 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.10a and the MortgageIT Purchase Agreement is annexed hereto as
Exhibit 99.10b.

     Certain of the mortgage loans were acquired from PHH Mortgage Corporation ("PHH") pursuant to a mortgage loan purchase agreement dated as of January 1, 2006 (the "PHH Sale and Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Registrant, MSMCI, PHH, the Master Servicer and the Trustee (the "PHH Assignment Agreement"). The PHH Assignment Agreement is annexed hereto as
Exhibit 99.11a and the PHH Sale and Servicing Agreement is annexed hereto as
Exhibit 99.11b.

     Certain of the mortgage loans were acquired from Sovereign Bank ("Sovereign") pursuant to a mortgage loan purchase agreement dated as of June 1, 2006 (the "Sovereign

Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Registrant, MSMCI, Sovereign and the Trustee (the "Sovereign Assignment Agreement"). The Sovereign Assignment Agreement is annexed hereto as Exhibit 99.12a and the Sovereign Purchase Agreement is annexed hereto as Exhibit 99.12b.

     Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage, LLC ("GMACM") (as successor by merger to GMAC Mortgage Corporation) pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.13a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.13b.

     Certain classes of the Certificates, designated as Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates (collectively the "Insured Certificates"), were insured by MBIA Insurance Corporation ("MBIA") pursuant to an insurance agreement dated as of October 1, 2006 (the "Insurance Agreement"), among MBIA, as insurer, the Company, as depositor, MSMCI, as seller, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee. The Insurance Agreement is annexed hereto as Exhibit 99.14a. The insurance of the Insured Certificates is described in a certificate guaranty insurance policy dated October 31, 2006 (the "Insurance Policy"), issued by MBIA, which is annexed hereto as Exhibit 99.14b.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9     Financial Statements and Exhibits.
---------     ----------------------------------

Item 9.01     Financial Statements and Exhibits.
---------     ----------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

        Not applicable.

(b)  Pro forma financial information:
     --------------------------------

        Not applicable.

(c)  Exhibits:                                                          Page:
     ------------------------------------------------------------------------

Exhibit 99.1 Pooling and Servicing Agreement, dated as of October 1, 2006, among Morgan Stanley Capital I, Inc., as depositor, Wells
               Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and a custodian.

Exhibit 99.2 Underwriting Agreement, dated as of October 25, 2006, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3   Sidley Austin LLP Tax Opinion dated October 31, 2006.

Exhibit 99.4 MSMCI Mortgage Loan and Purchase Agreement, dated as of October 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Capital I, Inc.

Exhibit 99.5a American Home Assignment Agreement, dated as of October 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp. and LaSalle Bank National Association, as trustee.

Exhibit 99.5b American Home Purchase Agreement, dated as of December 1, 2005, among Morgan Stanley Mortgage Capital Inc. and American Home Mortgage Corp.

Exhibit 99.6a FNBN Assignment Agreement, dated as of October 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., First National Bank of Nevada and LaSalle Bank National Association, as trustee.

Exhibit 99.6b FNBN Purchase Agreement, dated as of April 1, 2006, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.

Exhibit 99.7a Fifth Third Assignment Agreement, dated as of October 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Fifth Third Mortgage Company, Wells Fargo Bank, as master servicer and securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.7b Fifth Third Sale and Servicing Agreement, dated as of July 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Fifth Third Mortgage Company.

Exhibit 99.8a GreenPoint Assignment Agreement, dated as of October 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding, Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.8b GreenPoint Sale and Servicing Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.9a Hemisphere Assignment Agreement, dated as of October 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., The Hemisphere National Bank and LaSalle Bank National Association, as trustee.

Exhibit 99.9b Hemisphere Purchase Agreement, dated as of December 1, 2005, among Morgan Stanley Mortgage Capital Inc. and The Hemisphere National Bank

Exhibit 99.10a MortgageIT Assignment Agreement, dated as of October 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., MortgageIT, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.10b MortgageIT Purchase Agreement, dated as of March 1, 2006, between Morgan Stanley Mortgage Capital Inc. and MortgageIT,
               Inc.

Exhibit 99.11a PHH Assignment Agreement, dated as of October 1, 2006, between
               Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., PHH Mortgage Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.11b PHH Sale and Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and PHH Mortgage Corporation.

Exhibit 99.12a Sovereign Assignment Agreement, dated as of October 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Sovereign Bank and LaSalle Bank National Association, as trustee.

Exhibit 99.12b Sovereign Purchase Agreement, dated as of June 1, 2006, between
               Morgan Stanley Mortgage Capital Inc. and Sovereign Bank.

Exhibit 99.13a GMACM Assignment Agreement, dated as of October 1, 2006, among
               Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage, LLC, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.13b GMACM Servicing Agreement, dated as of January 1, 2006, between
               Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage
               Corporation.

Exhibit 99.14a Insurance Agreement, dated as of October 1, 2006, among MBIA
               Insurance Corporation, , Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee.

Exhibit 99.14b Insurance Policy issued by MBIA Insurance Corporation, dated
               October 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: January 24, 2006


                                    MORGAN STANLEY CAPITAL I INC.



                                    By: /s/ Valerie Kay
                                       ---------------------------
                                       Name:  Valerie Kay
                                       Title: Vice President


                                                    Exhibit Index
                                                    -------------

Exhibit Index
-------------

Item 601(a) of                                       Description                           Paper (P) or Electronic (E)
---------------                                      -----------                           ---------------------------
Regulation S-K
--------------
     99.1                 Pooling and Servicing Agreement, dated as of October 1, 2006,                    E
                          among Morgan Stanley Capital I, Inc., as depositor, Wells
                          Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National
                          Association, as trustee and a custodian.

     99.2                 Underwriting Agreement, dated as of October 25, 2006, among                      E
                          Morgan Stanley & Co. Incorporated and Morgan Stanley Capital
                          I, Inc.

     99.3                 Sidley Austin LLP Tax Opinion dated October 31, 2006.                            E

     99.4                 MSMCI Mortgage Loan and Purchase Agreement, dated as of                          E
                          October 1, 2006, among Morgan Stanley Mortgage Capital Inc.
                          and Morgan Stanley Capital I, Inc.

    99.5a                 American Home Assignment Agreement, dated as of October 1,                       E
                          2006, among Morgan Stanley Capital I Inc.,  Morgan Stanley
                          Mortgage Capital Inc., American Home Mortgage Corp. and
                          LaSalle Bank National Association, as trustee.

    99.5b                 American Home Purchase Agreement, dated as of December 1,                        E
                          2005, among Morgan Stanley Mortgage Capital Inc. and American
                          Home Mortgage Corp.

    99.6a                 FNBN Assignment Agreement, dated as of October 1, 2006, among                    E
                          Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                          Capital Inc., First National Bank of Nevada and LaSalle Bank
                          National Association, as trustee.

    99.6b                 FNBN Purchase Agreement, dated as of April 1, 2006, among                        E
                          Morgan Stanley Mortgage Capital Inc. and First National Bank
                          of Nevada.




     99.7a                Fifth Third Assignment Agreement, dated as of October 1, 2006,                   E
                          among Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                          Capital Inc., Fifth Third Mortgage Company, Wells Fargo Bank,
                          as master servicer and securities administrator, and LaSalle
                          Bank National Association, as trustee.

     99.7b                Fifth Third Sale and Servicing Agreement, dated as of July 1,                    E
                          2006, among Morgan Stanley Mortgage Capital Inc. and Fifth
                          Third Mortgage Company.

     99.8a                GreenPoint Assignment Agreement, dated as of October 1, 2006,                    E
                          between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., GreenPoint Mortgage Funding, Inc., Wells Fargo
                          Bank, National Association, as master servicer and as
                          securities administrator, and LaSalle Bank National
                          Association, as trustee.

     99.8b                GreenPoint Sale and Servicing Agreement, dated as of June 1,                     E
                          2006, between Morgan Stanley Mortgage Capital Inc. and
                          GreenPoint Mortgage Funding, Inc.

     99.9a                Hemisphere Assignment Agreement, dated as of October 1, 2006,                    E
                          among Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                          Capital Inc., The Hemisphere National Bank and LaSalle Bank
                          National Association, as trustee.

     99.9b                Hemisphere Purchase Agreement, dated as of December 1, 2005,                     E
                          among Morgan Stanley Mortgage Capital Inc. and The Hemisphere
                          National Bank.

     99.10a               MortgageIT Assignment Agreement, dated as of October 1, 2006,                    E
                          between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., MortgageIT, Inc. and LaSalle Bank National
                          Association, as trustee.

     99.10b               MortgageIT Purchase Agreement, dated as of March 1, 2006,                        E
                          between Morgan Stanley Mortgage Capital Inc. and MortgageIT,
                          Inc.

     99.11a               PHH Assignment Agreement, dated as of October 1, 2006, between                   E
                          Morgan Stanley Capital I Inc.,




                          Morgan Stanley Mortgage Capital Inc., PHH Mortgage
                          Corporation, Wells Fargo Bank, National Association, as
                          master servicer and as securities administrator, and LaSalle
                          Bank National Association, as trustee.

     99.11b               PHH Sale and Servicing Agreement, dated as of January 1, 2006,                   E
                          between Morgan Stanley Mortgage Capital Inc. and PHH Mortgage
                          Corporation.

     99.12a               Sovereign Assignment Agreement, dated as of October 1, 2006,                     E
                          among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., Sovereign Bank and LaSalle Bank National
                          Association, as trustee.

     99.12b               Sovereign Purchase Agreement, dated as of June 1, 2006,                          E
                          between Morgan Stanley Mortgage Capital Inc. and Sovereign
                          Bank.

     99.13a               GMACM Assignment Agreement, dated as of October 1, 2006, among                   E
                          Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                          Inc., GMAC Mortgage, LLC, LaSalle Bank National Association,
                          as trustee, and Wells Fargo Bank, National Association, as master servicer.

     99.13b               GMACM Servicing Agreement, dated as of January 1, 2006,                          E
                          between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage
                          Corporation.

     99.14a               Insurance Agreement, dated as of October 1, 2006, among MBIA                     E
                          Insurance Corporation, , Morgan Stanley Capital I Inc., Morgan
                          Stanley Mortgage Capital Inc., Wells Fargo Bank, National
                          Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee.

     99.14b               Insurance Policy issued by MBIA Insurance                                        E
                          Corporation, dated October 31, 2006.
